UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 15, 2006




COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
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               (Exact name of registrant as specified in charter)

NORTH CAROLINA                                         56-0769274
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(State of Incorporation)                 ( I.R.S. Employer Identification No.)

            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
            --------------------------------------------------------
                     (Address of Principal Executive Office)

         Registrant's telephone number, including area code 828-456-3545


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2  Financial Information

ITEM 2.02     Results of Operations and Financial Condition

On February 15, 2006, Wellco Enterprises, Inc. issued a press release announcing the financial results for the second quarter ended December 31, 2005 and cash dividend declaration. A copy of Wellco Enterprises, Inc. press release is attached as Exhibit 99(a) to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.



Exhibit Index

99(a) Press release, dated: February 15, 2006 issued by Wellco Enterprises, Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WELLCO ENTERPRISES, INC.



 /s/ Tammy Francis____________________
 Tammy Francis
 Treasurer - Chief Financial Officer


Dated: February 15, 2006

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                                                             Exhibit 99(a)


              WELLCO ENTERPRISES, INC. ANNOUNCES OPERATING RESULTS
        FOR THE FISCAL QUARTER AND SIX MONTHS ENDED DECEMBER 31, 2005 AND
                                  CASH DIVIDEND

Waynesville, North Carolina, February 15, 2006--Wellco Enterprises, Inc. (AMEX-WLC) today reported net income for the second fiscal quarter ended December 31, 2005 of its 2006 fiscal year (current three month period) of $225,000, equivalent to basic earnings per share of $.18 ($.17 diluted), from revenues of $11,041,000. This compares to net income of $521,000, equivalent to basic earnings per share of $.41 ($.40 diluted), from revenues of $14,358,000 in the prior year three month period ended January 1, 2005 (prior three month period).

Compared to the prior three month period, total revenues in the current three month period decreased by $3,317,000. In the current three month period, pairs of boots shipped under U. S. Department of Defense (DOD) contracts decreased by 23%. In early August 2005, the only U.S. supplier of a DOD required component had a quality problem that significantly impaired production volume. Although this problem was substantially resolved in late September 2005, production and shipments in the early part of the current three month period were also impaired by the time required to reestablish an adequate supply of this component.

The majority of the Company's boot manufacturing operations occur at the factory of a wholly-owned subsidiary located in Puerto Rico. The Company is participating in a Puerto Rican government program to assist manufacturers in the training of new or expanded work force under which the Company is reimbursed for part of the compensation paid to certain employees. Under this program, the Company received and recognized as revenues in the current three month period $381,000, compared to $384,000 in the prior three month period. The Company's policy is to record these reimbursements in the fiscal period in which they are received. The Company has filed reimbursement claims totaling $840,000 at December 31, 2005, that have not been received or recorded as revenues.

For the six month period ended December 31, 2005 (current six month period) the Company had a net loss of ($421,000), equivalent to basic and diluted loss per share of ($.33), from revenues of $19,359,000. This compares with net income of $918,000, equivalent to basic earnings per share of $.73 ($.70 diluted), from revenues of $25,760,000 in the prior year six months ended January 1, 2005 (prior six month period).

Compared to the prior six month period, total revenues in the current six month period decreased by $6,401,000. In the current six-month period, pairs of boots shipped under U. S. Department of Defense (DOD) contracts decreased by 33%. This decrease was caused by the supplier component problem mentioned above and to the Iraq surge being substantially completed in the prior period. Reimbursement of compensation cost under the Puerto Rican government program was $381,000, $784,000 less than the $1,165,000 received and recognized in the prior year six month period.

At a February 14, 2006 meeting, the Wellco Board of Directors declared a cash dividend of $.15 per share payable on March 31, 2006 to shareholders of record on March 3, 2006.

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           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements throughout this report that are not historical facts are forward-looking statements. These statements are based on current expectations and beliefs, and involve numerous risks and uncertainties. Many factors could affect the Company's actual results, causing results to differ materially from those expressed in any such forward-looking information.

These factors include, but are not limited to, the receipt of contracts from the
U. S. government and the performance thereunder; the ability to control costs under fixed price contracts; the cancellation of contracts; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings, including Form 10-K for the year ended July 2, 2005. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. Actual results may differ materially from management expectations. The Company assumes no obligation to update any forward-looking statements.

Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, President and Chief Executive Officer
Phone: 828-456-3545, extension 102


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                         CONSOLIDATED OPERATING RESULTS
        (000'S OMITTED EXCEPT FOR PER SHARE AMOUNTS AND NUMBER OF SHARES)
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                                   (unaudited)                (unaudited)
                           Fiscal Three Months Ended   Fiscal Six Months Ended
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                           December 31,   January 1,   December 31,   January 1,
                                   2005         2005           2005        2005
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Revenues                        $11,041      $14,358        $19,359     $25,760
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Operating Income (Loss)             301          764           (330)      1,310
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Interest Expense                    (66)         (89)          (109)       (137)
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Income (Loss) Before
Income Taxes                        235          675           (439)      1,173
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Income Tax Provision
(Benefit)                            10          154            (18)        255
--------------------------------------------------------------------------------
Net Income (Loss)                   225          521           (421)        918
--------------------------------------------------------------------------------
Basic Earnings (Loss) Per
Share                              $.18         $.41          ($.33)       $.73
--------------------------------------------------------------------------------
Diluted Earnings (Loss) Per
Share                              $.17         $.40          ($.33)       $.70
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Weighted Average Number of
Common Shares Outstanding:
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For Basic Earnings (Loss)
Per Share                     1,270,746    1,266,402      1,270,746   1,257,092
--------------------------------------------------------------------------------
For Diluted Earnings (Loss)
Per Share                     1,292,157    1,303,970      1,270,746   1,312,888
--------------------------------------------------------------------------------

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